September 20, 2013

VIA EDGAR

Securities and Exchange Commission

Investment Company Division

100 F. Street, N.E.

Washington, DC 20549

Attention:         Office of Filings, Information & Consumer Services

RE:	Wasatch Funds Trust (the “Trust”)

     File Nos. 33-010451, 811-04920

To the Commission:

The Supplement is being filed to submit exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Supplement regarding the Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund and Wasatch-Hoisington U.S. Treasury Fund dated August 30, 2013 to the Prospectus dated January 31, 2013 for the Investor Class shares of the Wasatch Funds and the Supplement regarding the Wasatch Core Growth Fund, Wasatch Emerging Markets Select Fund, Wasatch Large Cap Value Fund and Wasatch Small Cap Value Fund dated August 30, 2013 to the Prospectus dated January 31, 2013 for the Institutional Class shares of the Wasatch Funds, as filed electronically via EDGAR with the Securities and Exchange Commission on August 30, 2013 (Accession Number: 0001193125-13-354058).

If you have any questions concerning this filing, you may contact me at (617) 662-3969.

Very truly yours,

/s/ Francine S. Hayes

Francine S. Hayes

Vice President and Senior Counsel

cc:       R. Biles